AMENDMENT NO. 4 TO STOCKHOLDER PLEDGE AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO STOCKHOLDER PLEDGE AND SECURITY AGREEMENT, dated as of July 31, 2007 (this “Amendment”), by and among Wirelesstoys Sweden AB, a company organized under the laws of Sweden (“Pledgor”) and AIGH Investment Partners, LLC (“AIGH”) as the Pledgeholder for and on behalf of the Investors (as defined below) and as the Investors’ agent.

W I T N E S S E T H:

WHEREAS, the parties hereto wish to amend the Stockholder Pledge and Security Agreement, dated as of February 28, 2006, as amended from time to time (the “Stockholder Pledge Agreement”), by and among the Pledgor and AIGH as the Pledgeholder and agent for the investors identified on Exhibit A thereto;

WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the Stockholder Pledge Agreement;

WHEREAS, Neonode issued an aggregate of $13,000,000 in principal amount of senior secured notes to certain investors, and issued an aggregate of $1,000,000 in principal amount of senior secured notes to SBE (collectively the “Existing Notes”) of each of the above investors and SBE collectively defined as Investors”);

WHEREAS, Neonode intends to sell additional Senior Secured Notes substantially similar to the New Notes (except that (i) they are not automatically converted in the Merger, (ii) bear interest at 8% and (iii) may be converted on different terms) (the “July 2007 Notes”) in the principal amount of up to $4,000,000 to certain additional investors (together with the Investors previously identified above, each an “Investor”);

WHEREAS, the Pledgor, the Pledgeholder and the Investors wish to amend the Stockholder Pledge Agreement to grant to the Investors a security interest in the Pledged Collateral to secure Neonode’s obligations to the additional investors under the July 2007 Notes;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to the Stockholder Pledge Agreement hereby agree as follows:

Section 1. Amendments to the Stockholder Pledge Agreement. The Stockholder Pledge Agreement is hereby amended as follows:

(a) Exhibit A to the Stockholder Pledge Agreement is hereby deleted in its entirety and replaced by Exhibit A attached to this Amendment.

(b) The parties hereto agree that the July 2007 Notes shall be pari passu with the Existing Notes (except that (i) they are not automatically converted in the Merger, (ii) bear interest at 8% and (iii) may be converted on different terms).

(c) The term “Notes” as used in the Stockholder Pledge Agreement shall be deemed to include the Amended and Restated Notes, the New Notes, the SBE Note, the May 2007 Notes and the July 2007 Notes.

(d) The Stockholder Pledge Agreement shall terminate upon conversion into equity (whether upon the Merger or otherwise) or payment of the Existing Notes.

Section 2. Effect of Amendment. Except as expressly provided in this Amendment, each of the terms and provisions of the Stockholder Pledge Agreement shall remain in full force and effect.

Section 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

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SIGNATURE PAGE
TO
AMENDMENT NO. 4 TO STOCKHOLDER PLEDGE AGREEMENT
Dated as of the date first written above

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by a duly authorized representative as of the date first above written.

THE PLEDGOR:	WIRELESSTOYS SWEDEN AB

By:_____________________________________
Name: Thomas Eriksson
Title: Board member

THE PLEDGEHOLDER:	AIGH INVESTMENT PARTNERS, LLC

By:_____________________________________
Name: Orin Hirschman
Title: Manager

AGENT FOR INVESTORS	AIGH INVESTMENT PARTNERS, LLC

By:_____________________________________
Name: Orin Hirschman
Title: Manager

EXHIBIT A

INVESTORS [to update with new investors]

AIGH Investment Partners, LLC

Hershel P. Berkowitz

Dr. Joshua A. Hirsch

Goran Andersson

Johan Hogberg Livs AB

Lombard International Assurance SA

Sten Wranne

Iwo Jima Sarl

Petrus Holdings S.A.

Robert Pettersson

Runstone B.V.

Annahoj Investment B.V.

Deseven Fund 1

Airstream Enterprise AB

Petter Lundgren

Sontagh E. Larsson Investment Strategy AB (Solaris)

Spray AB

Staffan Gustafsson

Jan Nylander (f/k/a Glaser AB)

Tommy Hallberg

Mikael Hagman

Serwello AB

Asia Marketing Ltd.

Ganot Corporation

Arthur Kohn

Stephen Spira

Ellis International L.P.

Camco

James Kardon

Joseph Kardon

Joseph Bronner

AME Capital Group LLC

Cam-Elm Company LLC

Richard Grossman

Kevin J. McCaffrey

AIGH Investment Partners, LLC

Hershel P. Berkowitz

Joshua A. Hirsch

LaPlace Group LLC

Moshe Shuchatowitz

Morris Wolfson

Abraham Wolfson

Aaron Wolfson

El Equities, LLC

Wolfson Equities

Globis Overseas Fund, Ltd.

Globis Capital Partners, L.P.

Fame Associates